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                                 FLAG INVESTORS



                           [PHOTOGRAPH APPEARS HERE]


                                      FLAG
                                   INVESTORS
                                   TELEPHONE
                                     INCOME
                                      FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o  Excellent Long-Term Performance and Ranking
   Your Fund's Class A Shares had an excellent year with a 37.4% total return. We are proud the Fund has consistently ranked among the leaders of mutual funds in the telecommunications sector. Our enthusiasm grows with the industry, and we see bright futures in both traditional and emerging areas of telecommunications.

o  Proposed Name Change
   Having managed the Fund since its inception, we have positioned the portfolio as the industry has evolved, pursuing the best opportunities while remaining sensitive to risks. At this time we believe it is in keeping with the industry progression to rename the Fund the Flag Investors Communications Fund to more appropriately capture the essence of these changes. To be successful investors we must be flexible enough to recognize the potential of companies outside the traditional industry segments. While the core of the portfolio continues to reflect more traditional value and growth stock characteristics, a percentage of the portfolio is dedicated to emerging companies with great business models and dedicated management that are creating strategic assets for the future.

o  New Dividend Policy
   As our results indicate, broadening our holdings to include many of the faster growing sectors and companies has contributed greatly to the long-term capital appreciation and total return of the Fund. It should also enhance the stability of our returns relative to a pure telephone company orientation. This broadening has, nevertheless, impacted the level of dividend income generated in the portfolio. With these factors in mind, the Board of Directors intends to adopt a quarterly dividend policy that will pay out only the interest and dividends as earned without anticipating short-term gains. Any extra income will be considered for distribution in the fourth quarter.

o  Loyalty to Shareholders
   We feel intensely loyal to our long-term shareholders. Thank you for your continued support. Your portfolio managers are shareholders with you and our focus is to continue earning excellent returns without taking undue risk.

   These are vital issues. Please read the body of our letter for full details.

FUND PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return*

                                     Class A             Class B        Class D
  For the periods ended 12/31/97     Shares              Shares         Shares**
--------------------------------------------------------------------------------
  One Year                            37.4%               36.4%          37.0%
 ................................................................................
  Five Years                          18.1%                  --             --
 ................................................................................
  Ten Years                           18.1%                  --             --
 ................................................................................
  Since Inception                    1/18/84              1/3/95         4/6/93
                                     -------              ------         ------
  (Annualized)                        17.9%               26.8%          16.3%
 ................................................................................


 *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the maximum 4.50% sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 11.
**The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

Fund Achieves Top Ranking

     We are pleased to report the Flag Investors Telephone Income Fund had an excellent year with a 37.4% total return for Class A Shares. Our results reflect a strong return that exceeded the broader market indices, such as the Standard & Poor's 500 Index (S&P). Our Regional Bell Operating Company (RBOC) holdings and companies in the telecommunications service and equipment segments posted superior results. Among the Specialty-Communications Fund sector, your Fund earned Morningstar's category rating of 5 (highest rating) for the three years ended December 31, 1997.*


Consistent Investment Approach in an Evolving Industry

     We are proud the Fund has consistently ranked among the leaders of mutual funds in the telecommunications sector. Our enthusiasm grows with the industry, and we see bright futures in both traditional and emerging areas of telecommunications. As quoted in our June 30, 1997 report by Louis V. Gerstner, Jr. (IBM Chairman and CEO), "Information Technology is one of those technologies that comes along every 100 years and totally transforms all of society... ."
Since its inception, your Fund has benefited from the opportunities created by the industry's evolution and by combining our industry perspective with a disciplined investment philosophy.

     We remain concentrated in RBOCs, major independent telephone companies, and established telecommunications product and service providers. However, to be successful investors, we must be flexible enough to recognize the potential of companies outside the traditional industry segments. We look for companies with dedicated management that have great business models. America Online, WorldCom and Qwest Communications are examples of companies that, we believe, will increasingly benefit from focused business strategies. While the core of the portfolio continues to reflect more traditional value and growth stock characteristics, a percentage of the portfolio is allocated to these companies that are creating strategic assets for the future.

     Although the telecommunications industry capitalization exceeds $1 trillion and is comprised of hundreds of companies, we believe it is critical to investment success to remain focused on a select group of stocks with charac-


-------
*Morningstar's category rating system of "1" (lowest) to "5" (highest) shows how well a fund has balanced risk and return relative to other funds in its investment category. It is calculated based on a fund's three-year total return and excludes the effect of sales charge. A "5" rating indicates that a fund has an above average return and low risk. The top 10% of funds in an investment category receive a "5" rating. Past performance is not an indicator of future results.

--------------------------------------------------------------------------------

teristics we admire and know well. As of December 31, 1997, our top 10 holdings total 50% of the portfolio, and we own only 33 telecommunications equities. We believe good stock selection is the best way to add value, and we want to avoid diluting the returns with excessive diversification.


Portfolio Development in 1997

     The following table lists our top 10 contributors to net asset value in fiscal 1997. Clearly telephone companies remain the cornerstones of the Fund, and we expect them to play a major role in the Fund's future success. Data communication, Internet provisioning, satellite services and competing local telephone services are among the businesses represented by the companies listed to the left that have significantly influenced the positive performance of the Fund. We expect companies outside traditional local telephone service will support the future growth of the Fund.

Top Telecommunications Equipment and Service Holdings'
Contribution to NAV

  Ten Best Contributors       Gain Per Fund Share
-------------------------------------------------
  SBC                               $1.16
 .................................................
  America Online                     0.98
 .................................................
  Bell Atlantic Corp.                0.34
 .................................................
  Qwest Communications               0.30
 .................................................
  Lucent Technologies                0.28
 .................................................
  Telefonos de Mexico                0.23
 .................................................
  Orbital Sciences                   0.20
 .................................................
  Ameritech Corp.                    0.19
 .................................................
  US West                            0.18
 .................................................
  Brooks Fiber Properties            0.17
 .................................................


Missed Opportunity

     In light of this year's strong performance, we also wanted to share with you the missed opportunity from our sale of AT&T. Although AT&T has not been a significant holding for some time, it is a company with a long and rich tradition in telecommunications. Until 1997, the company had always been part of the Fund and was one that we have traditionally bought and sold effectively. Our reasons for selling the company this time included our lack of confidence in company management, price competition in a major line of business and high expense ratios. However, we underestimated the catalysts that would lead to the eventual improvement in the performance of the stock. With the appointment of C. Michael Armstrong as CEO, management moved swiftly to eliminate non-essential businesses and articulate a long-term strategy. Ironically, potential turnarounds such as this one are attractive to us, and we missed it this

--------------------------------------------------------------------------------

time. We still have concerns about certain areas of AT&T's business, but company management is well aware of the issues and focused on the challenge.

     We always stand ready to re-examine our opinion of companies and will not let historic biases or pride cloud our investment decisions. We will continue to follow AT&T with a new perspective. At an appropriate price, we would consider AT&T as a potential future investment.


Dividend Policy Will Change

     In order to maintain our existing levels of current income and remain invested in the telecommunications industry, we would have to concentrate almost entirely in local telephone companies practically to the exclusion of our investments in other areas of telecommunications. As our results indicate, broadening our holdings to include many of the faster growing sectors and companies has contributed greatly to the long-term capital appreciation and total return of the Fund (see chart below). It should also enhance the stability of


Growth of a $10,000 Investment
January 18, 1984-December 31, 1997


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


Value of Original Investment + Income Distributions $19,615
Total Value of Investment (Income + Appreciation) $98,874


                  Income     Appreciation

      1/84        10,000        10,000
     12/84        10,557        11,503
     12/85        11,392        14,850
     12/86        12,227        18,517
     12/87        12,946        18,795
     12/88        13,650        22,530
     12/89        14,508        33,534
     12/90        15,196        31,001
     12/91        15,909        38,216
     12/92        16,559        42,972
     12/93        17,209        50,756
     12/94        17,890        47,546
     12/95        18,408        63,445
     12/96        18,996        71,982
     12/97        19,615        98,874


*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the maximum 4.50% sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 11.

--------------------------------------------------------------------------------

our returns relative to a pure telephone company orientation. This broadening has, nevertheless, impacted the level of dividend income generated in the portfolio. Attractive expansion opportunities at some of the higher dividend paying companies have also prompted them to lower their payout ratios. Finally, as stock prices have risen dramatically over the past decade the investment of new cash flows in the Fund generates a lower yield to the overall Fund.

     Our shareholders know we take a long-term approach and have experienced relatively low portfolio turnover, preferring to be patient with our favorite holdings. The moderate short-term gains that we have realized have been regularly distributed as a part of our dividend to shareholders. While still moderate in relation to the size of the Fund (approximately 1.0% of assets), the short-term gains have become a much greater portion of the annual income distribution as portfolio dividends have decreased for the reasons enumerated above. We have generated short-term gains in nearly every year of the Fund's existence, but they are not a predictable source of income. With these factors in mind, the Board of Directors intends to adopt a quarterly dividend policy that will pay out only the interest and dividends as earned without anticipating short-term gains. Any extra income will be considered for distribution in the fourth quarter. We anticipate this policy may reduce the quarterly distribution to approximately $.035 per share, although the annual dividend, including any year-end extra and excluding long-term capital gains, may approximate 50% to 75% of the 1997 dividend if our history of realizing short-term gains continues.

     We believe this policy is more reflective of the trends within the industry, and we want to emphasize that the current income reduction has been offset dramatically through greater capital appreciation than would have been the case with a higher income orientation. This does not indicate in any way a less conservative approach to investing. In fact, we believe your assets can be more effectively invested with the added flexibility to pursue the best values in the industry.


For Investors Requiring Greater Cash Flow

     We feel intensely loyal to our long-term shareholders, many of whom originally purchased the Fund before we had established a strong performance record because they were attracted to the high yield. For the valid reasons stated above, the yield has declined and our new dividend policy

--------------------------------------------------------------------------------


will reduce at least the quarterly payment further. Nevertheless, we would urge those shareholders who require a higher cash flow to consider adopting a Systematic Withdrawal Program through which they can tailor a quarterly or monthly payment composed of income and moderate share redemptions to meet their needs. Although share redemptions may be subject to capital gains, with the significant reduction in capital gains tax rates, this would also be a more tax-efficient way to achieve a cash flow from the Fund. Fund administrators stand ready to assist you and answer any further questions in this regard. (Call 1-800-553-8080.)


Proposed Investment Objective and Fund Name Change: Flag
Investors Communications Fund

     As long-term shareholders of the Fund are aware, the process of broadening the telecommunications subsectors represented in the portfolio has been under way since the creation of the Fund to manage change emanating from the break-up of the old AT&T in 1984. Having managed the Fund since its inception, we have positioned the portfolio as the industry has evolved, pursuing the best opportunities while remaining sensitive to risks. Throughout this period we have also consistently retained our investment discipline of focusing on a limited number of holdings. We believe our disciplined management throughout this period of evolution in the communications industry accounts for our consistently high category ranking.

     Consistent with these trends, the Board has determined that it is no longer practical for the Fund to continue to seek current income as a significant part of its stated investment objective or to concentrate its investments in the more narrowly described telephone industry. Consequently, shareholders are being asked under separate Proxy materials to approve a change in the investment objective from "current income and long-term growth of capital without undue risk" to "to maximize total return," as well as to replace the Fund's fundamental investment policy on industry concentration from the "telephone" industry to "the communications field." Following such shareholder approval, the Board intends to change the Fund's name to the "Flag Investors Communications Fund." You should be assured that this does not represent a change from the steady progression of the Fund management over the past 14 years. We urge you to read the Proxy materials for a more thorough discussion of these issues.

--------------------------------------------------------------------------------

     A benefit of flexibility is our ability to gain access to additional growth segments of the industry. For example, two of the largest contributors to net asset value, SBC and America Online, are very different companies but major participants in telecommunications. SBC's core business is traditional local telephone service. It is a well-managed company with a high dividend yield and a low relative price-to-earnings ratio. America Online is a young rapidly growing company, by contrast, with the Internet as a primary focus. A company with an experienced, focused management team, it pays no dividend.

     Limiting our scope to mainly dividend equities could have eliminated America Online from our list of potential investment opportunities. As explained above under the Dividend Policy section, seeking maximum current income has become less important than assuring maximum total return (principal appreciation plus current income). Moreover, the added diversity this flexibility engenders has become important to minimizing investment risk, as well as to maximizing returns.


Future Opportunity

        Lucent Technologies is a company focused on the communications systems and technology marketplace. We have, in a sense, a tremendous worldwide boom in this area. People working at home, people who are demanding more communications in their everyday life, and enterprises that are globalizing, as well as service providers ... telephone companies and Internet service providers ... all demanding more communications technology.

                                                               Richard A. McGinn
                                           President and Chief Executive Officer
                                                       Lucent Technologies, Inc.

     We sought Mr. McGinn's industry perspective because of the prominent role of his company in both the past and future of telecommunications. Under the AT&T umbrella, it introduced virtually all of the technology that set the standards for modern networks. Today, as a separate business, Lucent continues to thrive by leveraging its technological strength to compete in an open international marketplace. We share Mr. McGinn's view and enthusiasm for the future and believe that the industry is still in the early stages of development.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     We are confident in the ability of all of the Fund's companies to execute in this dynamic environment.

     Thank you for your continued support. Your portfolio managers are shareholders with you and our focus is to continue earning excellent returns without taking undue risk.

Sincerely,


/s/ Bruce E. Behrens                /s/ Liam D. Burke
--------------------                -----------------
Bruce E. Behrens                    Liam D. Burke
Co-Portfolio Manager                Co-Portfolio Manager


January 16, 1998

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

  Telecommunications Holdings                        Percent of Net Assets
--------------------------------------------------------------------------------

  I. Regional Bell Operating Companies
       (RBOCs):
       Ameritech Corporation                                  3.7%
       Bell Atlantic Corporation                              5.5
       SBC Communications Inc.                               16.5
       U.S. West Communications Group                         3.8
                                                             ----
                                                             29.5
 II. Independent Local Exchange Carriers:
       Cincinnati Bell Inc.                                   5.1
       GTE Corporation                                        5.3
                                                             ----
                                                             10.4
III. Long Distance Telephone Companies:
       Frontier Corporation                                   3.5
       General Communications, Inc.                           0.5
       MCI Communications Corporation                         1.2
       Pacific Gateway Exchange, Inc.                         1.6
       Sprint Corporation                                     2.1
       WorldCom, Inc.                                         4.5
                                                             ----
                                                             13.4
 IV. Foreign Telephone Companies:
       Clearnet Communications Inc.                           0.8
       Telefonica de Espana SAADR                             1.7
       Telefonos de Mexico SA ADR                             2.3
       Teleglobe Inc.                                         0.8
       Vimpel-Communications SP ADR                           0.8
                                                             ----
                                                              6.4
  V. Telecommunication Equipment Providers:
       BlackBox Corporation                                   1.9
       CellStar Corporation                                   0.5
       DSC Communications Corporation                         0.7
       Lucent Technologies Inc.                               3.7
       Motorola Inc.                                          2.2
       3Com Corporation                                       1.3
                                                             ----
                                                             10.3
 VI. Specialty Telecommunication Services:
       AirTouch Communications Inc.                           1.9
       America Online, Inc.                                   7.8
       Brooks Fiber Properties, Inc.                          1.6
       First Data Corporation                                 2.0
       Mobile Telecommunication Technologies Corporation      1.3
       NEXTEL Communications Inc.                             0.8
       Novell Inc.                                            1.6
       Orbital Sciences Corporation                           2.3
       Qwest Communications International Inc.                2.7
       TCACable TV, Inc.                                      0.4
                                                             ----
                                                             22.4

       Total Telecommunications Industry                     92.4%
                                                             ====

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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Dividend Declaration

                             1997 Year-End Dividend

     The Board of Directors has declared a year-end per share distribution payable on December 19, 1997 to shareholders of record on December 12, 1997.

                             Class A    Class B   Class D
                             Shares     Shares    Shares
                             -------    -------   -------

Long-term capital gains      $1.10      $1.10     $1.10
Income                        0.13       0.13      0.13
                             -----      -----     -----
Total distributions          $1.23      $1.23     $1.23

                          Dividends for Calendar 1997

     Total dividends declared for calendar 1997 are as follows:

                             Class A    Class B   Class D
                             Shares     Shares    Shares
                             -------    -------   -------

Long-term capital gains      $1.50      $1.50     $1.50
Income                        0.40       0.31      0.36
                             -----      -----     -----
Total distributions          $1.90      $1.81     $1.86

     Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.


10


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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on January 18, 1984 through the most recent fiscal year-end and reflects the impact of the Fund's total expenses and the currently effective 4.50% maximum initial sales charge for the Fund's Class A Shares. The graph reflects a 3.00% contingent deferred sales charge for the Fund's Class B Shares, which is the applicable sales charge for the represented time period, and a 1.50% maximum initial sales charge for the Fund's Class DShares. The Class DShares' 1.00% maximum contingent deferred sales charge is not reflected in the graph since it is not applicable to shares held for more than four years, which is the represented time period.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SECtotal return figures differ from those we reported because the time periods may be different and because the SECcalculation includes the impact of the currently effective applicable maximum sales charge. The Class A Shares' total returns reflect the 4.50% maximum initial sales charge. The Class B Shares' one-year total return reflects the applicable 4.00% contingent deferred sales charge, while the total return since inception reflects the applicable 3.00% contingent deferred sales charge. The Class D Shares' one-year total return reflects the 1.50% initial sales charge and the applicable 1.00% contingent deferred sales charge, while the total return since inception reflects only the applicable 1.50% maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.


                                                                             11


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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class A Shares*
January 18, 1984-December 31, 1997


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]



        Flag Investors        S&P 500
       Telephone Income      Composite
        Fund $94,425          $92,343

1984      10,687              10,985
1985      14,081              14,182
1986      16,714              17,684
1987      17,587              17,949
1988      20,501              21,516
1989      26,920              32,025
1990      26,085              29,606
1991      34,109              36,496
1992      36,715              41,038
1993      40,405              48,472
1994      40,918              45,406
1995      56,275              60,590
1996      69,212              68,743
1997      92,343              94,425


Average Annual Total Return*


  Periods Ended 12/31/97        1 Year       5 Years     10 Years   Since Inception**
-------------------------------------------------------------------------------------
  Class A Shares                31.18%       17.05%       17.52%         17.46%
 .....................................................................................

 *These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. Past performance is not an indicator of future results. The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.
**January 18, 1984.


12


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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares*
January 3, 1995-December 31, 1997


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


               S&P 500     Flag Investors
              Composite   Telephone Income
               $21,984     Fund $20,032

 1/95          10,000        10,000
 3/95          10,692        10,446
 6/95          11,697        11,263
 9/95          12,640        12,787
12/95          13,397        13,242
 3/96          14,119        13,474
 6/96          14,743        14,510
 9/96          15,205        13,953
12/96          16,477        14,910
 3/97          16,917        14,487
 6/97          19,854        17,287
 9/97          21,365        19,005
12/97          21,984        20,032


Average Annual Total Return*

  Periods Ended 12/31/97       1 Year     5 Years   Since Inception**
---------------------------------------------------------------------
  Class B Shares               32.36%        --           25.93%
 .....................................................................

 *These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results.
**January 3, 1995.


                                                                           13


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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change in Value of a $10,000 Investment in Class D Shares*
April 6, 1993-December 31, 1997


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                S&P 500     Flag Investors
               Composite   Telephone Income
                $24,684     Fund $20,123

 4/93           10,000          9,850
 6/93           10,278         10,165
12/93           10,799         10,423
 6/94           10,422          9,734
12/94           10,937          9,784
 6/95           13,134         11,032
12/95           15,043         13,004
 6/96           16,553         14,275
12/96           18,501         14,694
 6/97           22,292         17,069
12/97           24,684         20,123


Average Annual Total Return*

  Periods Ended 12/31/97            1 Year      5 Years   Since Inception**
---------------------------------------------------------------------------
  Class D Shares                    33.90%        --           15.91%
 ...........................................................................

 *These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results.
**April 6, 1993.



14


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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                        December 31, 1997

                                                                         Market Value
  Shares                     Security                                      (Note 1)
-------------------------------------------------------------------------------------
 TELECOMMUNICATIONS INDUSTRY -- 92.4%

Common Stock -- 92.4%
    320,408      AirTouch Communications Inc.*                          $ 13,316,957
    600,000      America Online, Inc.*                                    53,512,500
    320,000      Ameritech Corporation                                    25,760,000
    416,608      Bell Atlantic Corporation                                37,911,328
    366,428      BlackBox Corporation*                                    12,962,390
    200,000      Brooks Fiber Properties, Inc.*                           11,000,000
    172,500      CellStar Corporation*                                     3,428,437
  1,130,100      Cincinnati Bell Inc.                                     35,033,100
    469,700      Clearnet Communications Inc.-- Class A*                   5,342,838
    200,000      DSC Communications Corporation*                           4,800,000
    470,300      First Data Corporation                                   13,756,275
    993,400      Frontier Corporation                                     23,903,687
    500,000      General Communications, Inc.*                             3,312,500
    693,820      GTE Corporation                                          36,252,095
    315,235      Lucent Technologies Inc.                                 25,179,396
    200,000      MCI Communications Corporation                            8,562,500
    405,000      Mobile Telecommunication Technologies
                   Corporation*                                            8,910,000
    265,000      Motorola Inc.                                            15,121,563
    200,000      NEXTEL Communications Inc.-- Class A*                     5,200,000
  1,495,000      Novell Inc.*                                             11,212,500
    520,347      Orbital Sciences Corporation*                            15,480,323
    200,000      Pacific Gateway Exchange, Inc.*                          10,762,500
    312,200      Qwest Communications International Inc.*                 18,575,900
  1,544,760      SBC Communications Inc.                                 113,153,670
    250,000      Sprint Corporation                                       14,656,250
     53,400      TCA Cable TV, Inc.                                        2,456,400
    128,000      Telefonica de Espana SA ADR                              11,656,000
    285,000      Telefonos de Mexico SA ADR-- Series L                    15,977,813
    184,100      Teleglobe Inc.                                            5,592,038
    573,000      U.S. West Communications Group                           25,856,625
    150,000      Vimpel-Communications-- SP ADR*                           5,343,750
  1,031,300      WorldCom, Inc.*                                          31,196,825
    259,000      3Com Corporation*                                         9,048,813
                                                                        ------------
                 Total Common Stock of Telecommunications Industry
                   (Cost $336,509,211)                                   634,234,973
                                                                        ------------

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                            December 31, 1997


  Shares/                                                                Market Value
 Par (000)                   Security                                      (Note 1)
-------------------------------------------------------------------------------------
 NON-TELECOMMUNICATIONS INDUSTRY - 6.5%

Common Stock -- 5.7%
    626,900      Alexander Haagen Properties, Inc.                     $ 10,931,569
    620,548      Conseco Inc.                                            28,196,149
                                                                       ------------
                 Total Common Stock of Non-Telecommunications
                   Industry  (Cost $10,960,927)                          39,127,718
                                                                       ------------

Corporate Bond -- 0.8%
     $5,000      HMH Properties, 9.5%, 5/15/05
                   (Cost $4,917,676)                                      5,325,000
                                                                       ------------

                 Total Non-Telecommunications Industry
                   (Cost $15,878,603)                                    44,452,718
                                                                       ------------


 REPURCHASE AGREEMENT -- 1.1%
      7,848      Goldman Sachs & Co., 6.25%
                   Dated 12/31/97, to be repurchased at $7,850,725
                   on 1/2/98, collateralized by U.S. Treasury Notes
                   with a market value of $8,005,743.
                   (Cost $7,848,000)                                      7,848,000
                                                                       ------------


Total Investments in Securities -- 100.0%
  (Cost $360,235,814)**                                                 686,535,691

Liabilities in Excess of Other Assets, Net-- (0.0)%                        (265,252)
                                                                       ------------

Net Assets-- 100.0%                                                    $686,270,439
                                                                       ============

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Asset Value Per:
   Class A Share
    ($622,865,153 / 32,149,145 shares outstanding)                 $19.37(1)
                                                                   ======
   Class B Share
    ($32,474,116 / 1,689,565 shares outstanding)                   $19.22(2)
                                                                   ======
   Class D Share
    ($30,931,170 / 1,597,845 shares outstanding)                   $19.36(3)
                                                                   ======

Maximum Offering Price Per:
  Class A Share
    ($19.37 / 0.955)                                               $20.28
                                                                   ======
   Class B Share                                                   $19.22
                                                                   ======
  Class D Share
    ($19.36 / 0.985)                                               $19.65
                                                                   ======

------

  * Non-income producing security.
 ** Aggregate cost for federal tax purposes was $358,380,658.
(1) Redemption value is $19.37.
(2) Redemption value is $18.45 following a 4.00% maximum contingent deferred sales charge.
(3) Redemption value is $19.17 following a 1.00% maximum contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                                         For the
                                                                        Year Ended
                                                                       December 31,
-----------------------------------------------------------------------------------
                                                                           1997
Investment Income (Note 1):
   Dividends                                                           $ 12,090,126
   Interest                                                               1,073,514
     Less: Foreign taxes withheld                                          (119,424)
                                                                       ------------
            Total income                                                 13,044,216
                                                                       ------------

Expenses:
   Investment advisory fee (Note 2)                                       4,172,769
   Distribution fee (Note 2)                                              1,775,102
   Transfer agent fee (Note 2)                                              501,719
   Accounting fee (Note 2)                                                  119,938
   Custodian fee (Note 2)                                                    65,443
   Directors' pension                                                        62,142
   Printing and postage                                                      61,407
   Registration fees                                                         34,821
   Legal                                                                     32,727
   Audit                                                                     29,988
   Directors' fees                                                           28,152
   Miscellaneous                                                              9,962
                                                                       ------------
            Total expenses                                                6,894,170
                                                                       ------------
   Net investment income                                                  6,150,046
                                                                       ------------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                          53,763,750
   Change in unrealized appreciation or depreciation of investments     132,712,907
                                                                       ------------
   Net gain on investments                                              186,476,657
                                                                       ------------
Net increase in net assets resulting from operations                   $192,626,703
                                                                       ============


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                     For the Year Ended December 31,
------------------------------------------------------------------------------------
                                                          1997             1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                               $  6,150,046    $  9,222,665
   Net realized gain from security
     transactions                                        53,763,750      44,618,521
   Change in unrealized appreciation or
     depreciation of investments                        132,712,907      13,950,633
                                                       ------------    ------------
   Net increase in net assets resulting
     from operations                                    192,626,703      67,791,819
                                                       ------------    ------------

Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares                                     (12,292,592)     (8,654,688)
     Class B Shares                                        (438,661)       (157,647)
     Class D Shares                                        (560,042)       (410,330)
   Net realized mid-term and long-term gains:
     Class A Shares                                     (45,697,778)    (29,498,290)
     Class B Shares                                      (2,233,281)     (1,015,396)
     Class D Shares                                      (2,314,208)     (1,607,601)
                                                       ------------    ------------
   Total distributions                                  (63,536,562)    (41,343,952)
                                                       ------------    ------------

Capital Share Transactions (Note 3):
   Proceeds from sale of shares                          32,057,019      36,388,229
   Value of shares issued in reinvestment
     of dividends                                        52,863,614      33,751,356
   Cost of shares repurchased                           (78,344,677)    (77,258,035)
                                                       ------------    ------------
   Increase/(decrease) in net assets derived from
     capital share transactions                           6,575,956      (7,118,450)
                                                       ------------    ------------
   Total increase in net assets                         135,666,097      19,329,417

Net Assets:
   Beginning of year                                    550,604,342     531,274,925
                                                       ------------    ------------
   End of year                                         $686,270,439    $550,604,342
                                                       ============    ============


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)

                                                                     For the
                                                                    Year Ended
                                                                   December 31,
-------------------------------------------------------------------------------
                                                                       1997
[S] [C]
Per Share Operating Performance:
   Net asset value at beginning of year                             $  15.59
                                                                    --------
Income from Investment Operations:
   Net investment income                                                0.27
   Net realized and unrealized gain/(loss) on investments               5.41
                                                                    --------
   Total from Investment Operations                                     5.68
                                                                    --------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                                 (0.40)
   Distributions from net realized mid-term and long-term gains        (1.50)
                                                                    --------
   Total distributions                                                 (1.90)
                                                                    --------
   Net asset value at end of year                                   $  19.37
                                                                    ========
Total Return(1)                                                        37.36%
Ratios to Average Daily Net Assets:
   Expenses                                                             1.11%
   Net investment income                                                1.07%
Supplemental Data:
   Net assets at end of year (000)                                   $622,865
   Portfolio turnover rate                                                26%
   Average commissions per share(4)                                  $ 0.0598

-------
(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99%, 0.99% and 0.98% for the years ended December 31, 1995, 1994 and 1993, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79%, 3.07% and 3.06% for the years ended December 31, 1995, 1994 and 1993, respectively.
(4) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

                                                                           For the Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------
                                                                      1996       1995        1994         1993
Per Share Operating Performance:
   Net asset value at beginning of year                             $ 14.87    $ 12.30     $ 13.70      $ 12.20
                                                                    -------    -------     -------      -------
Income from Investment Operations:
   Net investment income                                               0.27       0.40        0.41         0.42
   Net realized and unrealized gain/(loss) on investments              1.67       3.58       (1.27)        1.78
                                                                    -------    -------     -------      -------
   Total from Investment Operations                                    1.94       3.98       (0.86)        2.20
                                                                    -------    -------     -------      -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                                (0.38)     (0.41)      (0.44)       (0.42)
   Distributions from net realized mid-term and long-term gains       (0.84)     (1.00)      (0.10)       (0.28)
                                                                    -------    -------     -------      -------
   Total distributions                                                (1.22)     (1.41)      (0.54)       (0.70)
                                                                    -------    -------     -------      -------
   Net asset value at end of year                                   $ 15.59    $ 14.87     $ 12.30      $ 13.70
                                                                    =======    =======     =======      =======
Total Return(1)                                                       13.46%     33.44%      (6.32)%      18.12%
Ratios to Average Daily Net Assets:
   Expenses                                                            1.14%      0.93%(2)    0.92%(2)     0.92%(2)
   Net investment income                                               1.74%      2.85%(3)    3.14%(3)     3.12%(3)
Supplemental Data:
   Net assets at end of year (000)                                  $505,371   $492,454    $435,805     $469,163
   Portfolio turnover rate                                               20%        24%         23%          14%
   Average commissions per share(4)                                 $ 0.0696        --          --           --

                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)
                                                                   For the
                                                                  Year Ended
                                                                 December 31,
--------------------------------------------------------------------------------
                                                                     1997

Per Share Operating Performance:
   Net asset value at beginning of period                          $ 15.51
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.18
   Net realized and unrealized gain on investments                    5.34
                                                                   -------
   Total from Investment Operations                                   5.52
                                                                   -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                               (0.31)
   Distributions from net realized mid-term and long-term gains      (1.50)
                                                                   -------
   Total distributions                                               (1.81)
                                                                   -------
   Net asset value at end of period                                $ 19.22
                                                                   =======
Total Return(2)                                                     36.36%
Ratios to Average Daily Net Assets:
   Expenses                                                          1.86%
   Net investment income                                             0.29%
Supplemental Data:
   Net assets at end of period (000)                               $32,474
   Portfolio turnover rate                                             26%
   Average commissions per share(6)                                $0.0598

---------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.09% (annualized) for the period ended December 31, 1995.
(5) Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

                                                                                        For the Period
                                                                  For the Year        January 3, 1995(1)
                                                               Ended December 31,    through December 31,
---------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                           $ 14.83                 $12.28
Income from Investment Operations:                                  -------                 ------
   Net investment income                                               0.19                   0.30
   Net realized and unrealized gain on investments                     1.63                   3.56
                                                                    -------                 ------
   Total from Investment Operations                                    1.82                   3.86
                                                                    -------                 ------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                                (0.30)                 (0.31)
   Distributions from net realized mid-term and long-term gains       (0.84)                 (1.00)
                                                                    -------                 ------
   Total distributions                                                (1.14)                 (1.31)
                                                                    -------                 ------
   Net asset value at end of period                                 $ 15.51                 $14.83
                                                                    =======                 ======
Total Return(2)                                                       12.60%                 32.42%
Ratios to Average Daily Net Assets:
   Expenses                                                            1.92%                  1.70%(3,5)
   Net investment income                                               0.95%                  2.13%(4,5)
Supplemental Data:
   Net assets at end of period (000)                                 $17,661                 $7,504
   Portfolio turnover rate                                               20%                    24%
   Average commissions per share(6)                                  $0.0696                    --

                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
-----------------------------------------------------------------------------
Financial Highlights -- Class D Shares
(For a share outstanding throughout each period)
                                                                  For the
                                                                Year Ended
                                                               December 31,
-----------------------------------------------------------------------------
                                                                   1997

Per Share Operating Performance:
   Net asset value at beginning of period                        $ 15.59
                                                                 -------
Income from Investment Operations:
   Net investment income                                            0.23
   Net realized and unrealized gain/(loss) on investments           5.40
                                                                 -------
   Total from Investment Operations                                 5.63
                                                                 -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                             (0.36)
   Distributions in excess of net investment income                   --
   Distributions from net realized long-term gains                 (1.50)
                                                                 -------
   Total distributions                                             (1.86)
                                                                 -------
   Net asset value at end of period                              $ 19.36
                                                                 =======
Total Return(2)                                                    36.94%
Ratios to Average Daily Net Assets:
   Expenses                                                         1.46%
   Net investment income                                            0.73%
Supplemental Data:
   Net assets at end of period (000)                              $30,931
   Portfolio turnover rate                                            26%
   Average commissions per share(6)                              $ 0.0598


--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.34%, 1.34% and 1.31% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.44%, 2.74% and 1.98% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.
(5) Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

                                                                                               For the Period
                                                                                              April 6, 1993(1)
                                                                                                   through
                                                             For the Year Ended December 31,     December 31,
-------------------------------------------------------------------------------------------------------------
                                                             1996         1995         1994           1993
Per Share Operating Performance:
   Net asset value at beginning of period                  $ 14.87      $ 12.30      $ 13.67        $ 13.21
                                                           -------      -------      -------        -------
Income from Investment Operations:
   Net investment income                                      0.22         0.34         0.37           0.25
   Net realized and unrealized gain/(loss) on investments     1.67         3.58        (1.20)          0.80
                                                           -------      -------      -------        -------
   Total from Investment Operations                           1.89         3.92        (0.83)          1.05
                                                           -------      -------      -------        -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                       (0.33)       (0.35)        (0.42)        (0.31)
   Distributions in excess of net investment income             --           --         (0.02)           --
   Distributions from net realized long-term gains           (0.84)       (1.00)        (0.10)        (0.28)
                                                           -------      -------      --------       -------
   Total distributions                                       (1.17)       (1.35)        (0.54)        (0.59)
                                                           -------      -------      --------       -------
   Net asset value at end of period                        $ 15.59      $ 14.87       $ 12.30       $ 13.67
                                                           =======      =======      ========       =======
Total Return(2)                                              13.00%       32.91%        (6.13)%        8.01%
Ratios to Average Daily Net Assets:
   Expenses                                                   1.49%        1.28%(3)      1.27%(3)      1.27%(3,5)
   Net investment income                                      1.40%        2.50%(4)      2.81%(4)      2.73%(4,5)
Supplemental Data:
   Net assets at end of period (000)                        $27,573      $31,317       $31,696       $23,481
   Portfolio turnover rate                                      20%          24%           23%           14%
   Average commissions per share(6)                         $0.0696          --            --            --

                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Telephone Income Fund, Inc. (the "Fund"), which is organized as a Maryland Corporation and commenced operations January 18, 1984, is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment management company. On January 18, 1984 (the exchange date), investors received five Fund shares for each American Telephone & Telegraph Company (AT&T) share, with rights to the divested Bell regional operating companies attached, in a tax-free exchange. The Fund's objective is to provide current income and long-term growth of capital without undue risk primarily by investing in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and in income-producing securities (including debt obligations) of issuers in the telephone or other industries.

     The Fund consists of three share classes: Class A Shares, which commenced January 18, 1984; Class D Shares, which commenced April 6, 1993; and Class B Shares, which commenced January 3, 1995. The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

     The Class A, Class B and Class D Shares are subject to different sales charges. The Class A Shares have a front-end sales charge, the Class B Shares have a contingent deferred sales charge and the Class D Shares have both a front-end sales charge and a contingent deferred sales charge. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--continued

        As of December 31, 1997, there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.


     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAX--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

        The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. For financial reporting purposes, the cost includes the value of the securities received in the exchange. For income tax purposes, the tax cost is based on the AT&T shares in the hands of the exchanging AT&T shareholders on the exchange date. Interest income is recorded on an accrual basis and includes the pro rata amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $119,938 for accounting services for the year ended December 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $501,719 for transfer agent services for the year ended December 31, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNCBank served as the Fund's custodian. From September 22, 1997 to December 31, 1997, the Fund accrued $18,189 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICCDistributors ("ICCDistributors"), which is not related to ICC, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets, 1.00% (including a

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2--concluded

0.25% shareholder servicing fee) of the Class B Shares' average daily net assets and 0.60% of the Class D Shares' average daily net assets. For the year ended December 31, 1997, distribution fees aggregated $1,775,102, of which $1,366,303 was attributable to the Class A Shares, $238,514 was attributable to the Class B Shares and $170,285 was attributable to the Class D Shares. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors and earned $497, 863 for Class A Shares, $96,600 for Class B Shares and $60,149 for Class D Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1997 was $62,142, and the accrued liability was $78,065.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 70 million shares of $.001 par value capital stock (60 million Class A, 5 million Class B, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                     Class A Shares
                                            --------------------------------
                                                For the          For the
                                               Year Ended      Year Ended
                                              Dec. 31, 1997   Dec. 31, 1996
                                              -------------   -------------

Shares sold                                      1,332,424      1,730,953
Shares issued to shareholders on
   reinvestment of dividends                     2,595,376      2,022,300
Shares redeemed                                 (4,200,351)    (4,451,593)
                                              ------------   ------------
Net decrease in shares outstanding                (272,551)      (698,340)
                                              ============   ============
Proceeds from sale of shares                  $ 23,153,177   $ 26,738,906
Value of reinvested dividends                   47,729,473     30,812,547
Cost of shares redeemed                        (71,340,867)   (69,090,064)
                                              ------------   ------------
Net decrease from capital share transactions  $   (458,217)  $(11,538,611)
                                              ============   ============

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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
NOTE 3--concluded

                                                     Class B Shares
                                            --------------------------------
                                                 For the         For the
                                               Year Ended      Year Ended
                                              Dec. 31, 1997   Dec. 31, 1996
                                              -------------   -------------
Shares sold                                        506,254        628,129
Shares issued to shareholders on
   reinvestment of dividends                       138,015         73,229
Shares redeemed                                    (93,315)       (68,656)
                                               -----------    -----------
Net increase in shares outstanding                 550,955        632,702
                                               ===========    ===========
Proceeds from sale of shares                   $ 8,903,842    $ 9,649,323
Value of reinvested dividends                    2,533,345      1,109,830
Cost of shares redeemed                         (1,625,592)    (1,071,919)
                                               -----------    -----------
Net increase from capital share transactions   $ 9,811,595    $ 9,687,234
                                               ===========    ===========

                                                     Class D Shares
                                             -------------------------------
                                                 For the         For the
                                               Year Ended      Year Ended
                                              Dec. 31, 1997   Dec. 31, 1996
                                              -------------   -------------
Shares sold                                             --             --
Shares issued to shareholders on
   reinvestment of dividends                       141,577        120,074
Shares redeemed                                   (312,350)      (456,901)
                                               -----------    -----------
Net decrease in shares outstanding                (170,773)      (336,827)
                                               ===========    ===========
Proceeds from sale of shares                   $        --    $        --
Value of reinvested dividends                    2,600,796      1,828,979
Cost of shares redeemed                         (5,378,218)    (7,096,052)
                                               -----------    -----------
Net decrease from capital share transactions   $(2,777,422)   $(5,267,073)
                                               ===========    ===========

30

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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $151,901,940 and sales of investment securities aggregated $203,875,781 for the year ended December 31, 1997.
     On December 31, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $328,155,033 of which $331,656,230 related to appreciated securities and $3,501,197 related to depreciated securities.

NOTE 5--Net Assets

     On December 31, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                 $302,344,862
   Class B Shares                                                   26,428,649
   Class D Shares                                                   20,882,375
Accumulated net realized gain from security transactions            10,314,676
Unrealized appreciation of investments                             326,299,877
                                                                  ------------
                                                                  $686,270,439
                                                                  ============

NOTE 6--Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Telephone Income Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC and a new Sub-Advisory Agreement among the Fund, ICC and ABIM. The new agreements are substantially the same as the former agreements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Board of Directors of Flag Investors Telephone Income Fund, Inc.

We have audited the accompanying statement of net assets of Flag Investors Telephone Income Fund, Inc., ("the Fund"), as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Telephone Income Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.



COOPERS &LYBRAND L.L.P.

Philadelphia, Pennsylvania
January 29, 1998


32


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FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Tax Information (Unaudited)
For the Year Ended December 31, 1997

     The amount of long-term capital gain paid for the fiscal year ended December 31, 1997 was $50,245,268.

     Of the ordinary distributions made during the fiscal year ended December 31, 1997, 76.78% qualify for the dividends received deduction available to corporate shareholders.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

         JAMES J. CUNNANE                        CARL W. VOGT, ESQ.
             Director                                 Director

         RICHARD T. HALE                            HARRY WOOLF
             Director                                President

         JOHN F. KROEGER                           AMY M. OLMERT
             Director                                Secretary

          LOUIS E. LEVY                          JOSEPH A. FINELLI
             Director                                Treasurer

        EUGENE J. MCDONALD                        SCOTT J. LIOTTA
             Director                           Assistant Secretary

         REBECCA W. RIMEL
             Director



Investment Objective

A mutual fund designed to provide current income and long-term growth of capital without undue risk primarily by investing in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and in income-producing securities (including debt obligations) of issuers in the telephone or other industries.


34



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

----------------------------------------------------
    This report is prepared for the general
 information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding
 any of the Flag Investors Funds, including
 charges and expenses, obtain a prospectus from
 your investment representative or directly from
 the Fund at 1-800-767-FLAG. Read it carefully
 before you invest.
----------------------------------------------------

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                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC DISTRIBUTORS, INC.